SECOND AMENDMENT TO THE
RMB INVESTORS TRUST
CUSTODY AGREEMENT

THIS SECOND AMENDMENT is entered into as of March 7, 2019 by and between RMB INVESTORS TRUST, a Delaware statutory trust (the “Trust”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Custody Agreement dated as of December 12, 2017 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to add the following funds to its Exhibit B:

RMB Small Cap Fund
Investor Class
Class I

RMB SMID Cap Fund
Investor Class
Class I

RMB Dividend Growth Fund
Investor Class
Class I;
and;

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

Effective June 21, 2019, Exhibit B of the Agreement shall be amended and replaced in their entirety by the Exhibit B attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

Signatures on the following page

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year written above.

RMB INVESTORS TRUST             U.S. BANK NATIONAL ASSOCIATION

By: /s/ Walter H. Clark            By: /s/ Joseph Neuberger

Name:    Walter H. Clark                Name: Joseph Neuberger
Title: COO                    Title: Executive Vice President

Exhibit B
to the
Custody Agreement

Separate Series of RMB Investors Trust

Name of Series

RMB JAPAN FUND
Investor Class
Class I

RMB INTERNATIONAL FUND
Investor Class
Class I

RMB INTERNATIONAL SMALL CAP FUND
Investor Class
Class I

RMB FUND
Class A
Class C
Class I

RMB MENDON FINANCIAL SERVICES FUND
Class A
Class C
Class I

RMB MENDON FINANCIAL LONG/SHORT FUND
Class A
Class C
Class I

RMB Small Cap Fund
Investor Class
Class I

RMB SMID Cap Fund
Investor Class
Class I

RMB Dividend Growth Fund
Investor Class
Class I

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